Exhibit 99.1

Investor Contact: Derek Fiebig (954) 769-2227 fiebigd@autonation.com Media Contact: Lisa Rhodes Ryans (954) 769-4120 publicrelations@autonation.com

AutoNation Reports Fourth Quarter and Full Year Results

•Q4 2025 EPS $4.70 and Adjusted EPS $5.08; Full Year EPS $17.04 and Adjusted EPS $20.22
•Record Q4 After-Sales gross profit; same-store growth of 4%
•Record quarterly and full year CFS profit per unit
•Delivered substantial profitability and portfolio growth at AN Finance with improved funded status
•Cash provided by operating activities $112 million; Adjusted Free Cash Flow greater than $1 billion
•Share repurchases of $785 million in 2025 representing a 10% share reduction

FORT LAUDERDALE, Fla., (February 6, 2026) —AutoNation, Inc. (NYSE: AN) today reported fourth quarter 2025 revenue of $6.9 billion, a decrease of 4% compared to the same period a year ago. Fourth quarter 2025 EPS was $4.70, compared to $4.64 a year ago, and fourth quarter Adjusted EPS was $5.08, compared to $4.97 a year ago. Full year 2025 revenue of $27.6 billion increased 3% from the same period a year ago. Full year 2025 EPS was $17.04 compared to $16.92 a year ago, and full year Adjusted EPS was $20.22, compared to $17.46 a year ago. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

“We are pleased to report another quarter of strong performance with record gross profit in After-Sales and unit profitability in Customer Financial Services. For the full year we grew unit volume for both new and used vehicles, increased revenues across all our business lines and grew gross profit for After-Sales, Customer Financial Services and Used vehicles,” said Mike Manley, Chief Executive Officer of AutoNation. “Full year adjusted earnings per share and Adjusted Free Cash flow increased significantly from a year ago, and we deployed significant capital for share repurchases and acquisitions to improve density in existing markets. AutoNation Finance continued to scale, growing the portfolio to $2.2 billion while improving profitability and funded status. AutoNation’s multiple revenue streams, flexible cost structure, cash flow generation, and investment grade balance sheet position us to continue delivering strong results and deploying capital to generate attractive shareholder returns,” Manley concluded.

Operational Summary
Fourth Quarter 2025 compared to the year-ago period:

Selected GAAP Financial Data
($ in millions, except per share data and unit sales)
	Three Months Ended December 31,
	2025	2024	YoY
Revenue	$6,929.2	$7,213.2	-4%
Gross Profit	$1,214.8	$1,241.6	-2%
Operating Income	$313.9	$339.5	-8%
Net Income	$172.1	$186.1	-8%
Diluted EPS	$4.70	$4.64	1%
Diluted weighted average common shares outstanding	36.6	40.1	-9%

Same-store Revenue	$6,791.8	$7,181.7	-5%
Same-store Gross Profit	$1,188.2	$1,237.6	-4%

Same-store New Vehicle Retail Unit Sales	63,873	71,158	-10%
Same-store Used Vehicle Retail Unit Sales	61,279	64,501	-5%

Selected Non-GAAP Financial Data*
($ in millions, except per share data)
	Three Months Ended December 31,
	2025	2024	YoY
Adjusted Operating Income	$335.1	$362.2	-7%
Adjusted Net Income	$186.1	$199.2	-7%
Adjusted Diluted EPS	$5.08	$4.97	2%
*Reconciliations of non-GAAP financial measures are included in the attached financial tables. 2025 Adjusted Diluted EPS excludes cybersecurity insurance recoveries of $40 million and $58 million of expenses related to franchise rights and other asset impairments and severance.
Total revenue decreased by 5% for the fourth quarter 2025 on a same store basis compared to the same period a year ago. The decrease reflects lower unit sales of both new and used vehicles, offset partially by an increase in After-Sales revenue. Unit volumes for new vehicles faced strong comparisons from the fourth quarter 2024 and were also impacted by elevated sales earlier in 2025 related to tariffs and the expiration of government incentives on battery electric vehicles. Same store gross profit decreased by 4% for the fourth quarter 2025 as lower vehicle unit sales and profit per unit were partially offset by an increase in After-Sales gross profit.
Full Year 2025 compared to the year-ago period:

Selected GAAP Financial Data
($ in millions, except per share data and unit sales)
	Twelve Months Ended December 31,
	2025	2024	YoY
Revenue	$27,631.4	$26,765.4	3%
Gross Profit	$4,948.5	$4,785.4	3%
Operating Income	$1,239.9	$1,305.5	-5%
Net Income	$649.1	$692.2	-6%
Diluted EPS	$17.04	$16.92	1%
Diluted weighted average common shares outstanding	38.1	40.9	-7%

Same-store Revenue	$27,249.9	$26,413.3	3%
Same-store Gross Profit	$4,879.1	$4,726.1	3%

Same-store New Vehicle Retail Unit Sales	256,736	252,229	2%
Same-store Used Vehicle Retail Unit Sales	263,284	261,905	1%

Selected Non-GAAP Financial Data*
($ in millions, except per share data)
	Twelve Months Ended December 31,
	2025	2024	YoY
Adjusted Operating Income	$1,386.9	$1,348.7	3%
Adjusted Net Income	$770.3	$714.0	8%
Adjusted Diluted EPS	$20.22	$17.46	16%
*Reconciliations of non-GAAP financial measures are included in the attached financial tables.
Capital Allocation, Liquidity, and Leverage
For the full year 2025, adjusted free cash flow was $1.05 billion, or 125% of adjusted net income.
In December 2025, AutoNation acquired a Toyota store in Baltimore. This follows the acquisition of an Audi and a Mercedes-Benz store in Chicago, as well as a Mazda and a Ford store in Denver earlier this year. In total these combined acquisitions represent more than $650 million of annual revenues, enhance our brand portfolio, and add density to our existing footprint in Maryland, Illinois, and Colorado.

During the quarter, AutoNation repurchased 1.7 million shares of common stock for an aggregate purchase price of $350 million or $209 per share. For the full year 2025, AutoNation repurchased 4.1 million shares for an aggregate purchase price of $785 million, or $193 per share.
Year-to-date through February 4, 2026, AutoNation repurchased 0.5 million shares, for an aggregate purchase price of $108 million or $212 per share and has $968 million of repurchase authorization remaining under its current share repurchase program.
As of December 31, 2025, AutoNation had $1.8 billion of liquidity, including $59 million in cash and $1.7 billion of availability under its revolving credit facility, net of commercial paper borrowings. The Company’s covenant leverage ratio was 2.44x at quarter-end and the Company had $4.0 billion of non-vehicle debt outstanding.
In January 2026, AN Finance completed its second asset-backed term securitization, generating $749.2 million in funding for our auto loan portfolio at a weighted-average fixed interest rate of 4.25%.
The fourth quarter conference call may be accessed by telephone at 833-470-1428 (Conference ID: 817116) at 9:00 a.m. Eastern Time today or on AutoNation’s investor relations website at investors.autonation.com.
The webcast will also be available on AutoNation’s website following the call under “Events & Presentations.” A playback of the conference call will be available after 12:00 p.m. Eastern Time on February 6, 2026, through February 27, 2026, by calling 866-813-9403 (Conference ID: 180735). Additional information regarding AutoNation’s results can be found in the Investor Presentation available at: investors.autonation.com.
About AutoNation, Inc.
AutoNation, one of the largest automotive retailers in the United States, offers innovative products and exceptional services as part of a portfolio of comprehensive solutions for our customers and their automotive needs. With a nationwide network of dealerships strengthened by a recognized brand, we offer a wide variety of new and used vehicles, customer financing, parts, and expert maintenance and repair services. Through DRV PNK, we have raised over $45 million for cancer-related causes, demonstrating our commitment to making a positive difference in the lives of our Associates, Customers, and the communities we serve.

Please visit www.autonation.com, investors.autonation.com, and www.x.com/autonation, where AutoNation discloses additional information about the Company, its business, and its results of operations.
NON-GAAP FINANCIAL MEASURES
This news release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company's disclosure, provide a meaningful presentation of the Company's results excluding the impact of items not related to the Company's ongoing core business operations, and improve the period-to-period comparability of the Company's results from its core business operations. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.
FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as "anticipates," "expects," “estimates,” "intends," "goals," "targets," "projects," "plans," "believes," "continues," "may," "will," "could," and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our strategic initiatives, partnerships, and investments, including AutoNation Finance, statements regarding our expectations for shareholder returns, potential tariff-related impacts, and the future performance of our business and the automotive retail industry, including during 2026, and other statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause our actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others: economic conditions, including changes in tariffs, unemployment, interest, and/or inflation rates, consumer demand, and fuel prices; our ability to implement successfully our strategic acquisitions, initiatives, partnerships, and investments; our ability to maintain or improve gross profit margins; our ability to maintain or gain market share; legal, reputational, and financial risks resulting from cyber incidents and the potential impact on our operating results; the receipt of any insurance or other recoveries in connection with any cyber incidents; our ability to successfully implement and maintain expense controls; our ability to maintain and enhance our retail brands and reputation and to attract consumers to our own digital channels; our ability to acquire and integrate successfully new acquisitions; restrictions imposed by vehicle manufacturers and our ability to obtain manufacturer approval for franchise acquisitions; the success and financial viability and the incentive and marketing programs of vehicle manufacturers and distributors with which we hold franchises; natural disasters and other adverse weather events; the resolution of legal and administrative proceedings; changes in automotive laws and regulation affecting our business, including fuel economy requirements; factors affecting our goodwill and other intangible asset impairment testing; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Revenue:
New vehicle	$3,441.3	$3,775.2	$13,501.3	$13,048.2
Used vehicle	1,890.9	1,911.3	7,814.0	7,719.9
Parts and service	1,224.1	1,154.2	4,835.4	4,614.6
Finance and insurance, net	369.4	366.0	1,464.4	1,360.1
Other	3.5	6.5	16.3	22.6
Total revenue	6,929.2	7,213.2	27,631.4	26,765.4
Cost of sales:
New vehicle	3,285.8	3,563.1	12,836.5	12,272.7
Used vehicle	1,793.1	1,806.9	7,351.4	7,281.4
Parts and service	632.3	595.8	2,480.3	2,405.6
Other	3.2	5.8	14.7	20.3
Total cost of sales	5,714.4	5,971.6	22,682.9	21,980.0
Gross profit	1,214.8	1,241.6	4,948.5	4,785.4
AutoNation Finance Income (Loss)	6.2	1.2	9.8	(9.3)
Selling, general, and administrative expenses	835.5	833.7	3,362.2	3,263.9
Depreciation and amortization	61.5	61.2	251.4	240.7
Goodwill impairment	—	—	65.3	—
Franchise rights impairment	22.0	12.5	93.7	12.5
Other income, net(1)	(11.9)	(4.1)	(54.2)	(46.5)
Operating income	313.9	339.5	1,239.9	1,305.5
Non-operating income (expense) items:
Floorplan interest expense	(49.5)	(55.1)	(188.8)	(218.9)
Other interest expense	(46.4)	(43.4)	(180.0)	(179.7)
Other income, net(2)	6.5	0.8	13.4	9.8
Income before income taxes	224.5	241.8	884.5	916.7
Income tax provision	52.4	55.7	235.4	224.5
Net income	$172.1	$186.1	$649.1	$692.2

Diluted earnings per share	$4.70	$4.64	$17.04	$16.92
Weighted average common shares outstanding	36.6	40.1	38.1	40.9

Common shares outstanding, net of treasury stock, at period end	35.2	39.0	35.2	39.0
(1)Includes gains on business/property divestitures and asset impairments. Current periods also include cyber insurance recoveries received in connection with the CDK outage.
(2)Includes net gains and losses related to changes in the cash surrender value of corporate-owned life insurance for deferred compensation plan participants, as well as net gains and losses on minority equity investments.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025	2024	$ Variance	% Variance	2025	2024	$ Variance	% Variance
Revenue:
New vehicle	$3,441.3	$3,775.2	$(333.9)	(8.8)	$13,501.3	$13,048.2	$453.1	3.5
Retail used vehicle	1,757.7	1,758.1	(0.4)	—	7,269.1	7,076.8	192.3	2.7
Wholesale	133.2	153.2	(20.0)	(13.1)	544.9	643.1	(98.2)	(15.3)
Used vehicle	1,890.9	1,911.3	(20.4)	(1.1)	7,814.0	7,719.9	94.1	1.2
Finance and insurance, net	369.4	366.0	3.4	0.9	1,464.4	1,360.1	104.3	7.7
Total variable operations	5,701.6	6,052.5	(350.9)	(5.8)	22,779.7	22,128.2	651.5	2.9
Parts and service	1,224.1	1,154.2	69.9	6.1	4,835.4	4,614.6	220.8	4.8
Other	3.5	6.5	(3.0)		16.3	22.6	(6.3)
Total revenue	$6,929.2	$7,213.2	$(284.0)	(3.9)	$27,631.4	$26,765.4	$866.0	3.2
Gross profit:
New vehicle	$155.5	$212.1	$(56.6)	(26.7)	$664.8	$775.5	$(110.7)	(14.3)
Retail used vehicle	90.5	99.7	(9.2)	(9.2)	419.2	414.4	4.8	1.2
Wholesale	7.3	4.7	2.6		43.4	24.1	19.3
Used vehicle	97.8	104.4	(6.6)	(6.3)	462.6	438.5	24.1	5.5
Finance and insurance	369.4	366.0	3.4	0.9	1,464.4	1,360.1	104.3	7.7
Total variable operations	622.7	682.5	(59.8)	(8.8)	2,591.8	2,574.1	17.7	0.7
Parts and service	591.8	558.4	33.4	6.0	2,355.1	2,209.0	146.1	6.6
Other	0.3	0.7	(0.4)		1.6	2.3	(0.7)
Total gross profit	1,214.8	1,241.6	(26.8)	(2.2)	4,948.5	4,785.4	163.1	3.4
AutoNation Finance income (loss)	6.2	1.2	5.0		9.8	(9.3)	19.1
Selling, general, and administrative expenses	835.5	833.7	(1.8)	(0.2)	3,362.2	3,263.9	(98.3)	(3.0)
Depreciation and amortization	61.5	61.2	(0.3)		251.4	240.7	(10.7)
Goodwill impairment	—	—	—		65.3	—	(65.3)
Franchise rights impairment	22.0	12.5	(9.5)		93.7	12.5	(81.2)
Other income, net	(11.9)	(4.1)	7.8		(54.2)	(46.5)	7.7
Operating income	313.9	339.5	(25.6)	(7.5)	1,239.9	1,305.5	(65.6)	(5.0)
Non-operating income (expense) items:
Floorplan interest expense	(49.5)	(55.1)	5.6		(188.8)	(218.9)	30.1
Other interest expense	(46.4)	(43.4)	(3.0)		(180.0)	(179.7)	(0.3)
Other income, net	6.5	0.8	5.7		13.4	9.8	3.6
Income before income taxes	$224.5	$241.8	$(17.3)	(7.2)	$884.5	$916.7	$(32.2)	(3.5)

Retail vehicle unit sales:
New	64,841	71,434	(6,593)	(9.2)	259,264	254,715	4,549	1.8
Used	62,926	64,829	(1,903)	(2.9)	269,558	265,908	3,650	1.4
	127,767	136,263	(8,496)	(6.2)	528,822	520,623	8,199	1.6

Revenue per vehicle retailed:
New	$53,073	$52,849	$224	0.4	$52,075	$51,227	$848	1.7
Used	$27,933	$27,119	$814	3.0	$26,967	$26,614	$353	1.3

Gross profit per vehicle retailed:
New	$2,398	$2,969	$(571)	(19.2)	$2,564	$3,045	$(481)	(15.8)
Used	$1,438	$1,538	$(100)	(6.5)	$1,555	$1,558	$(3)	(0.2)
Finance and insurance	$2,891	$2,686	$205	7.6	$2,769	$2,612	$157	6.0
Total variable operations(1)	$4,817	$4,974	$(157)	(3.2)	$4,819	$4,898	$(79)	(1.6)
(1)Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025 (%)	2024 (%)	2025 (%)	2024 (%)
Revenue mix percentages:
New vehicle	49.7	52.3	48.9	48.8
Used vehicle	27.3	26.5	28.3	28.8
Parts and service	17.7	16.0	17.5	17.2
Finance and insurance, net	5.3	5.1	5.3	5.1
Other	—	0.1	—	0.1
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	12.8	17.1	13.4	16.2
Used vehicle	8.1	8.4	9.3	9.2
Parts and service	48.7	45.0	47.6	46.2
Finance and insurance	30.4	29.5	29.6	28.4
Other	—	—	0.1	—
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.5	5.6	4.9	5.9
Used vehicle - retail	5.1	5.7	5.8	5.9
Parts and service	48.3	48.4	48.7	47.9
Total	17.5	17.2	17.9	17.9
Selling, general, and administrative expenses	12.1	11.6	12.2	12.2
Operating income	4.5	4.7	4.5	4.9
Operating items as a percentage of total gross profit:
Selling, general, and administrative expenses	68.8	67.1	67.9	68.2
Operating income	25.8	27.3	25.1	27.3

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions)

Segment Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025	2024	$ Variance	% Variance	2025	2024	$ Variance	% Variance
Revenue:
Domestic	$1,891.2	$1,869.3	$21.9	1.2	$7,474.4	$7,140.3	$334.1	4.7
Import	2,054.6	2,112.4	(57.8)	(2.7)	8,423.3	8,156.9	266.4	3.3
Premium luxury	2,641.9	2,900.6	(258.7)	(8.9)	10,333.6	10,139.9	193.7	1.9
Total Franchised Dealerships	6,587.7	6,882.3	(294.6)	(4.3)	26,231.3	25,437.1	794.2	3.1
Corporate and other	341.5	330.9	10.6	3.2	1,400.1	1,328.3	71.8	5.4
Total consolidated revenue	$6,929.2	$7,213.2	$(284.0)	(3.9)	$27,631.4	$26,765.4	$866.0	3.2

Segment income(1):
Domestic	$79.9	$67.0	$12.9	19.3	$322.2	$254.9	$67.3	26.4
Import	106.8	120.5	(13.7)	(11.4)	490.1	476.6	13.5	2.8
Premium luxury	165.4	207.6	(42.2)	(20.3)	685.1	675.7	9.4	1.4
Total Franchised Dealerships	352.1	395.1	(43.0)	(10.9)	1,497.4	1,407.2	90.2	6.4
AutoNation Finance income (loss)	6.2	1.2	5.0		9.8	(9.3)	19.1
Corporate and other	(93.9)	(111.9)	18.0		(456.1)	(311.3)	(144.8)
Add: Floorplan interest expense	49.5	55.1	(5.6)		188.8	218.9	(30.1)
Operating income	$313.9	$339.5	$(25.6)	(7.5)	$1,239.9	$1,305.5	$(65.6)	(5.0)
(1)Segment income for the Domestic, Import, and Premium Luxury reportable segments is a non-GAAP measure and is defined as operating income less floorplan interest expense.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025	2024	Variance	% Variance	2025	2024	Variance	% Variance
Retail new vehicle unit sales:
Domestic	18,938	19,200	(262)	(1.4)	74,680	69,268	5,412	7.8
Import	28,509	31,080	(2,571)	(8.3)	116,234	116,242	(8)	—
Premium luxury	17,394	21,154	(3,760)	(17.8)	68,350	69,205	(855)	(1.2)

Retail used vehicle unit sales:
Domestic	17,009	17,673	(664)	(3.8)	74,625	74,851	(226)	(0.3)
Import	21,528	21,573	(45)	(0.2)	91,443	90,761	682	0.8
Premium luxury	17,926	18,827	(901)	(4.8)	74,597	73,435	1,162	1.6

Brand Mix - Retail New Vehicle Units Sold	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025 (%)	2024 (%)	2025 (%)	2024 (%)
Domestic:
Ford, Lincoln	13.7	11.2	12.8	11.1
Chevrolet, Buick, Cadillac, GMC	10.4	10.6	10.9	10.8
Chrysler, Dodge, Jeep, Ram	5.1	5.1	5.1	5.3
Domestic total	29.2	26.9	28.8	27.2
Import:
Toyota	22.5	20.2	21.5	20.6
Honda	11.0	11.8	12.1	13.0
Hyundai	3.3	3.5	3.5	3.6
Subaru	3.4	3.8	3.5	3.8
Other Import	3.8	4.2	4.2	4.6
Import total	44.0	43.5	44.8	45.6
Premium Luxury:
Mercedes-Benz	9.0	9.8	8.8	9.1
BMW	9.8	10.4	9.0	9.0
Lexus	3.6	3.5	3.4	3.5
Audi	1.7	2.0	1.9	2.0
Jaguar Land Rover	1.4	2.2	1.8	2.0
Other Premium Luxury	1.3	1.7	1.5	1.6
Premium Luxury total	26.8	29.6	26.4	27.2
	100.0	100.0	100.0	100.0

AutoNation Finance	Three Months Ended December 31,			Twelve Months Ended December 31,
	2025	2024	$ Variance	2025	2024	$ Variance
Interest margin:
Interest and fee income	$60.3	$37.2	$23.1	$206.0	$118.4	$87.6
Interest expense	(23.4)	(12.7)	(10.7)	(76.3)	(39.8)	(36.5)
Total interest margin	36.9	24.5	12.4	129.7	78.6	51.1
Provision for credit losses	(19.1)	(21.2)	2.1	(79.2)	(57.5)	(21.7)
Total interest margin after provision for credit losses	17.8	3.3	14.5	50.5	21.1	29.4
Direct expenses(1)	(11.6)	(9.5)	(2.1)	(40.7)	(37.8)	(2.9)
Gain on sale of auto loans receivable	—	7.4	(7.4)	—	7.4	(7.4)
AutoNation Finance income (loss)	$6.2	$1.2	$5.0	$9.8	$(9.3)	$19.1

(1) Direct expenses are comprised primarily of compensation expenses and loan administration costs incurred by our auto finance company.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Capital Allocation	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Capital expenditures	$86.3	$66.3	$309.4	$328.5
Cash paid for acquisitions, net of cash acquired	$110.7	$—	$459.1	$—
Cash received from divestitures, net of cash relinquished	$—	$—	$16.1	$156.0
Stock repurchases:
Aggregate purchase price (1)	$350.0	$104.4	$784.8	$460.0
Shares repurchased (in millions)	1.7	0.6	4.1	2.9

New Vehicle Floorplan Assistance and Expense	Three Months Ended December 31,			Twelve Months Ended December 31,
	2025	2024	$ Variance	2025	2024	$ Variance
Floorplan assistance earned (included in cost of sales)	$34.8	$35.2	$(0.4)	$134.8	$136.8	$(2.0)
New vehicle floorplan interest expense	(47.5)	(53.3)	5.8	(181.1)	(210.6)	29.5
Net new vehicle inventory carrying expense	$(12.7)	$(18.1)	$5.4	$(46.3)	$(73.8)	$27.5

Balance Sheet and Other Highlights	December 31, 2025	December 31, 2024
Cash and cash equivalents	$58.6	$59.8
Inventory	$3,404.9	$3,360.0
Floorplan notes payable	$3,828.3	$3,709.7
Auto loans receivable, net	$2,140.2	$1,057.1
Non-recourse debt	$1,944.6	$826.0
Non-vehicle debt	$3,979.5	$3,762.1
Equity	$2,341.1	$2,457.3

New days supply (industry standard of selling days)	45 days	39 days
Used days supply (trailing calendar month days)	38 days	37 days

Key Credit Agreement Covenant Compliance Calculations (2)
Leverage ratio		2.44x
Covenant	less than or equal to	3.75x

Interest coverage ratio		4.83x
Covenant	greater than or equal to	3.00x
(1)    Excludes excise tax accrual under Inflation Reduction Act.
(2)    Calculated in accordance with our credit agreement as filed with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations(1)
	Three Months Ended December 31,
	Operating Income		Income Before Income Taxes		Income Tax Provision(2)		Effective Tax Rate		Net Income		Diluted Earnings Per Share(3)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
As reported	$313.9	$339.5	$224.5	$241.8	$52.4	$55.7	23.3%	23.0%	$172.1	$186.1	$4.70	$4.64
Increase (decrease) in compensation expense related to market valuation changes in deferred compensation obligations(4)	3.2	(1.3)	—	—	—	—			—	—	$—	$—
Asset impairments and other adjustments(5)	51.4	12.5	51.4	12.5	12.5	3.1			38.9	9.4	$1.06	$0.23
Cybersecurity insurance recoveries(6)	(40.0)	—	(40.0)	—	(9.8)	—			(30.2)	—	$(0.83)	$—
Severance expenses	6.6	5.5	6.6	5.5	1.3	1.3			5.3	4.2	$0.14	$0.10
Self-insurance related losses(7)	—	6.0	—	6.0	—	1.5			—	4.5	$—	$0.11
Income tax adjustments	—	—	—	—	—	5.0			—	(5.0)	$—	$(0.12)
Adjusted	$335.1	$362.2	$242.5	$265.8	$56.4	$66.6	23.3%	25.1%	$186.1	$199.2	$5.08	$4.97

	Three Months Ended December 31,
	SG&A		SG&A as a Percentage of Gross Profit (%)
	2025	2024	2025	2024
As reported	$835.5	$833.7	68.8	67.1
Excluding:
Increase (decrease) in compensation expense related to market valuation changes in deferred compensation obligations	3.2	(1.3)
Severance expenses	6.6	5.5
Self-insurance related losses	—	6.0
Adjusted	$825.7	$823.5	68.0	66.3
(1)Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
(2)Tax expense is determined based on the amount of additional taxes or tax benefits associated with each individual item.
(3)Diluted earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.
(4)Increases and decreases in deferred compensation obligations, which are recorded in SG&A, are substantially offset by corresponding gains and losses, respectively, related to changes in the cash surrender value of corporate-owned life insurance ("COLI") for deferred compensation plan participants as a result of changes in market performance of the underlying investments; therefore, net impact to net income and earnings per share is de minimis. Gains and losses related to the COLI are recorded in non-operating Other Income, Net.
(5)Primarily comprised of franchise rights impairment of $22.0 million and other intangible assets impairment of $28.3 million.
(6)Insurance recoveries received under our cyber insurance policies for business interruption and related losses caused by the CDK outage.
(7)Primarily related to losses from hail storms and other natural catastrophes.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations(1)
	Twelve Months Ended December 31,
	Operating Income		Income Before Income Taxes		Income Tax Provision(2)		Effective Tax Rate		Net Income		Diluted Earnings Per Share(3)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
As reported	$1,239.9	$1,305.5	$884.5	$916.7	$235.4	$224.5	26.6%	24.5%	$649.1	$692.2	$17.04	$16.92
Increase in compensation expense related to market valuation changes in deferred compensation obligations(4)	19.7	15.0	—	—	—	—			—	—	$—	$—
Asset impairments and other adjustments(5)	192.7	12.5	192.7	12.5	31.0	3.1			161.7	9.4	$4.24	$0.23
Cybersecurity insurance recoveries(6)	(80.0)	—	(80.0)	—	(19.5)	—			(60.5)	—	$(1.59)	$—
One-time costs associated with CDK outage(7)	—	42.8	—	42.8	—	10.5			—	32.3	$—	$0.79
Acquisition-related expenses	8.0	—	8.0	—	2.0	—			6.0	—	$0.16	$—
Severance expenses	6.6	5.5	6.6	5.5	1.3	1.3			5.3	4.2	$0.14	$0.10
Net loss on equity investments	—	—	11.5	6.7	2.8	1.6			8.7	5.1	$0.23	$0.12
Self-insurance related losses(8)	—	11.7	—	11.7	—	2.9			—	8.8	$—	$0.22
Income tax adjustments	—	—	—	—	—	5.0			—	(5.0)	$—	$(0.12)
Business/property-related items:
Net gains on dispositions, net of asset impairments	—	(46.7)	—	(46.7)	—	(11.4)			—	(35.3)	$—	$(0.86)
Loss from operations resulting from dispositions	—	2.4	—	3.0	—	0.7			—	2.3	$—	$0.06
Adjusted	$1,386.9	$1,348.7	$1,023.3	$952.2	$253.0	$238.2	24.7%	25.0%	$770.3	$714.0	$20.22	$17.46

	Twelve Months Ended December 31,
	SG&A		SG&A as a Percentage of Gross Profit (%)
	2025	2024	2025	2024
As reported	$3,362.2	$3,263.9	67.9	68.2
Excluding:
Increase in compensation expense related to market valuation changes in deferred compensation obligations	19.7	15.0
Acquisition-related expenses	8.0	—
Severance expenses	6.6	5.5
One-time costs associated with CDK outage	—	42.8
Self-insurance related losses	—	11.7
Adjusted	$3,327.9	$3,188.9	67.3	66.6
(1)Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
(2)Tax expense is determined based on the amount of additional taxes or tax benefits associated with each individual item.
(3)Diluted earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.
(4)Increases in deferred compensation obligations, which are recorded in SG&A, are substantially offset by corresponding gains related to changes in the cash surrender value of corporate-owned life insurance (“COLI”) for deferred compensation plan participants as a result of changes in market performance of the underlying investments; therefore, net impact to net income and earnings per share is de minimis. Gains related to the COLI are recorded in non-operating Other Income, Net.
(5)Primarily comprised of franchise rights impairment of $93.7 million, goodwill impairment of $65.3 million and other intangible asset impairments of $28.3 million.
(6)Insurance recoveries received under our cyber insurance policies for business interruption and related losses caused by the CDK outage.

(7)Represents certain one-time costs incurred associated with the CDK outage, principally consisting of compensation paid to commission-based associates to ensure business continuity.
(8)Primarily related to losses from hail storms and other natural catastrophes.

Free Cash Flow	Twelve Months Ended December 31,
	2025	2024
Net cash provided by (used in) operating activities	$111.9	$314.7
Net proceeds from (payments of) vehicle floorplan - non-trade	61.1	(113.5)
Increase in auto loans receivable, net	1,181.6	877.1
Adjusted cash provided by operating activities	1,354.6	1,078.3
Purchases of property and equipment	(309.4)	(328.5)
Adjusted free cash flow	$1,045.2	$749.8
Adjusted net income	$770.3	$714.0
Adjusted free cash flow conversion %(1)	125	105

(1) Excludes cybersecurity insurance recoveries of $80 million received in 2025.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025	2024	$ Variance	% Variance	2025	2024	$ Variance	% Variance
Revenue:
New vehicle	$3,387.0	$3,763.9	$(376.9)	(10.0)	$13,375.1	$12,935.0	$440.1	3.4
Retail used vehicle	1,712.9	1,751.2	(38.3)	(2.2)	7,121.6	6,985.5	136.1	1.9
Wholesale	130.2	152.4	(22.2)	(14.6)	534.3	631.3	(97.0)	(15.4)
Used vehicle	1,843.1	1,903.6	(60.5)	(3.2)	7,655.9	7,616.8	39.1	0.5
Finance and insurance, net	361.8	364.9	(3.1)	(0.8)	1,439.9	1,345.8	94.1	7.0
Total variable operations	5,591.9	6,032.4	(440.5)	(7.3)	22,470.9	21,897.6	573.3	2.6
Parts and service	1,196.5	1,142.9	53.6	4.7	4,763.0	4,493.3	269.7	6.0
Other	3.4	6.4	(3.0)		16.0	22.4	(6.4)
Total revenue	$6,791.8	$7,181.7	$(389.9)	(5.4)	$27,249.9	$26,413.3	$836.6	3.2

Gross profit:
New vehicle	$152.7	$212.4	$(59.7)	(28.1)	$659.7	$771.2	$(111.5)	(14.5)
Retail used vehicle	88.9	99.5	(10.6)	(10.7)	412.9	411.1	1.8	0.4
Wholesale	7.5	4.9	2.6		44.1	25.7	18.4
Used vehicle	96.4	104.4	(8.0)	(7.7)	457.0	436.8	20.2	4.6
Finance and insurance	361.8	364.9	(3.1)	(0.8)	1,439.9	1,345.8	94.1	7.0
Total variable operations	610.9	681.7	(70.8)	(10.4)	2,556.6	2,553.8	2.8	0.1
Parts and service	577.1	555.2	21.9	3.9	2,320.9	2,169.6	151.3	7.0
Other	0.2	0.7	(0.5)		1.6	2.7	(1.1)
Total gross profit	$1,188.2	$1,237.6	$(49.4)	(4.0)	$4,879.1	$4,726.1	$153.0	3.2

Retail vehicle unit sales:
New	63,873	71,158	(7,285)	(10.2)	256,736	252,229	4,507	1.8
Used	61,279	64,501	(3,222)	(5.0)	263,284	261,905	1,379	0.5
	125,152	135,659	(10,507)	(7.7)	520,020	514,134	5,886	1.1

Revenue per vehicle retailed:
New	$53,027	$52,895	$132	0.2	$52,097	$51,283	$814	1.6
Used	$27,952	$27,150	$802	3.0	$27,049	$26,672	$377	1.4

Gross profit per vehicle retailed:
New	$2,391	$2,985	$(594)	(19.9)	$2,570	$3,058	$(488)	(16.0)
Used	$1,451	$1,543	$(92)	(6.0)	$1,568	$1,570	$(2)	(0.1)
Finance and insurance	$2,891	$2,690	$201	7.5	$2,769	$2,618	$151	5.8
Total variable operations(1)	$4,821	$4,989	$(168)	(3.4)	$4,832	$4,917	$(85)	(1.7)

(1)Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025 (%)	2024 (%)	2025 (%)	2024 (%)
Revenue mix percentages:
New vehicle	49.9	52.4	49.1	49.0
Used vehicle	27.1	26.5	28.1	28.8
Parts and service	17.6	15.9	17.5	17.0
Finance and insurance, net	5.3	5.1	5.3	5.1
Other	0.1	0.1	—	0.1
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	12.9	17.2	13.5	16.3
Used vehicle	8.1	8.4	9.4	9.2
Parts and service	48.6	44.9	47.6	45.9
Finance and insurance	30.4	29.5	29.5	28.5
Other	—	—	—	0.1
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.5	5.6	4.9	6.0
Used vehicle - retail	5.2	5.7	5.8	5.9
Parts and service	48.2	48.6	48.7	48.3
Total	17.5	17.2	17.9	17.9